                                                                      EXHIBIT 20

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
      Distribution Date of September 25, 2000 for the Collection Period of
                    August 1, 2000 through August 31, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
  Aggregate Net Investment Value (ANIV)                                                                           1,231,231,519.20
  Discounted Principal Balance                                                                                    1,231,231,519.20
  Servicer Advance                                                                                                    2,825,418.78
  Servicer Payahead                                                                                                   1,580,862.05
  Number of Contracts                                                                                                       56,340
  Weighted Average Lease Rate                                                                                                7.66%
  Weighted Average Remaining Term                                                                                             35.8
  Servicing Fee Percentage                                                                                                   1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                                                    254,791,175.20
  Discounted Principal Balance                                                                                      218,316,022.95
  Servicer Advances                                                                                                   1,545,714.50
  Servicer Pay Ahead Balance                                                                                          3,474,912.47
  Maturity Advances Outstanding                                                                                     101,331,986.92
  Number of Current Contracts                                                                                               14,713
  Weighted Average Lease Rate                                                                                                8.07%
  Weighted Average Remaining Term                                                                                              9.6


-----------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                             30,780,787.98
  Specified Reserve Fund Percentage                                                                                          4.425%
  Specified Reserve Fund Amount                                                                                      54,481,994.72


                                                                              Class A             Class B               Total
                                                                               Amount              Amount               Amount
                                                                            -------------       -------------        -------------
  Beginning Balance                                                         38,891,066.01        1,227,656.25        40,118,722.26
  Withdrawal Amount                                                          6,133,240.37             --              6,133,240.37
  Cash Capital Contribution                                                      --                   --
  Transferor Excess                                                            982,476.03                               982,476.03
                                                                            -------------       -------------        -------------
  Reserve Fund Balance Prior to Release                                     33,740,301.67        1,227,656.25        34,967,957.92
  Specified Reserve Fund Balance                                            53,254,338.47        1,227,656.25        54,481,994.72
                                                                            -------------       -------------        -------------
  Release to Transferor                                                           --                  --                   --
  Ending Reserve Fund Balance                                               33,740,301.67        1,227,656.25        34,967,957.92
  Prior Cumulative Withdrawal Amount                                        26,707,539.11             --             26,707,539.11
  Cumulative Withdrawal Amount                                              32,840,779.48             --             32,840,779.48
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                                     Vehicles
                                                                                                  --------
  Liquidated Contracts                                                                               96
  Discounted Principal Balance                                                                                        1,556,496.03
  Net Liquidation Proceeds                                                                                             (768,401.70)
  Recoveries - Previously Liquidated Contracts                                                                         (127,014.32)
                                                                                                                     -------------
  Aggregate Credit Losses for the Collection Period                                                                     661,080.01
                                                                                                                     =============
  Cumulative Credit Losses for all Periods                                                                           17,980,782.80
                                                                                                                     =============
  Repossessed in Current Period                                                                      40
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                       Charge-Off Rate
  Second Preceding Collection Period                                                                                         0.29%
  First Preceding Collection Period                                                                                          0.91%
  Current Collection Period                                                                                                  2.75%

-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
  Three Month Average                                                                                                         1.31%
  Charge-off Rate Indicator (greater than 1.25%)                                                                      CONDITION MET
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Percent      Accounts          Percent          ANIV
                                                                        -------      --------          -------          ----
DELINQUENT CONTRACTS:
  31-60 Days Delinquent                                                     6.63%       975             6.46%        16,471,984.43
  61-90 Days Delinquent                                                     1.01%       148             0.94%         2,396,104.55
  Over 90 Days Delinquent                                                   0.09%        13             0.08%           206,668.23
                                                                                      -----                          -------------
  Total Delinquencies                                                                 1,136                          19,074,757.21
                                                                                      =====                          =============
RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                          0.48%
  First Preceding Collection Period                                                                                           1.28%
  Current Collection Period                                                                                                   1.09%

-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                         0.95%
  Delinquency Percentage Indicator (greater than 1.25%)                                                           CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                      Vehicles
                                                                                                 --------
  Matured Lease Vehicle Inventory Sold                                                             3015              48,615,160.39
                                                                                                   ----
  Net Liquidation Proceeds                                                                                          (42,198,623.15)
                                                                                                                    --------------
  Net Residual Value (Gain) Loss                                                                                      6,416,537.24
                                                                                                                    ==============
  Cumulative Residual Value (Gain) Loss all periods                                                                  47,159,585.02
                                                                                                                    ==============

                                                                                                  Average                Average
                                                         Number    Scheduled        Sale       Net Liquidation           Residual
MATURED VEHICLES SOLD FOR                                 Sold     Maturities       Ratio         Proceeds                Value
EACH COLLECTION PERIOD:                                  ------    ----------       -----         --------                -----
  Second Preceding Collection Period                     2,730       6,681          40.86%        13,686.04              15,846.04
  First Preceding Collection Period                      2,557       6,356          40.23%        13,807.31              16,033.61
  Current Collection Period                              3,015       4,594          65.63%        13,996.23              16,209.72
  Three Month Average                                                                             13,836.04              16,035.89


                                                                                                                         ---------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                              86.28%
                                                                                                                         ---------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CURRENT PERIOD
CONDITION (III) (RESIDUAL VALUE TEST)                                                              AMOUNT/RATIO          TEST MET?
                                                                                                  ---------------        ---------
a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                                    65.63%               YES

b) Number of Scheduled Maturities greater than 500                                                     4,594                YES

c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Residual Values               86.28%               NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                              CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
       Distribution Date of September 25, 2000 for the Collection Period of
                     August 1, 2000 through August 31, 2000

----------------------------------------------------------------------------------------------------------------------------------
                                                                            Certificate Balance         Class A1        Class A2
                                                                            -------------------         --------        --------
                                                                 Total      Percent     Balance         Balance         Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                   98.00%
  Interest Collections                                        2,740,135.36
  Net Investment Income                                       2,624,167.67
  Non-recoverable Advances                                     (292,348.94)
                                                            --------------
  Available Interest                                          5,071,954.09            5,009,333.08           -        4,087,454.81
  Class A1, A2, A3 Notional Interest Accrual Amount          (3,830,614.58)          (3,830,614.58)          -       (3,439,583.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                          -                       -              -                -
  Interest Accrual for Adjusted Class B Certificate Bal.       (415,406.25)            (415,406.25)
  Class B Interest Carryover Shortfall                                -                       -
  Servicer's Fee                                               (269,116.18)            (262,231.46)
  Capped Expenses                                               (32,441.31)             (31,611.37)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                  -                       -
  Uncapped Expenses                                                   -                       -
                                                            --------------          --------------
  Total Unallocated Interest                                    524,375.77              469,469.42
  Excess Interest to Transferor                                       -                (469,469.42)
                                                            --------------          --------------
       Net Interest Collections Available                       524,375.77                    -
                                                            --------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                  (6,896,552.62)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                 -
  DEPOSIT TO RESERVE FUND:                                      982,476.03
  WITHDRAWAL FROM RESERVE FUND:                               6,133,240.37
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                 1,221,412.51
  NET WITHDRAWAL FROM THE RESERVE FUND:                       5,150,764.34

PRINCIPAL:
  Current Loss Amount                                        (7,077,617.25)          (6,896,552.62)          -       (6,896,552.62)
  Loss Reimbursement from Transferor                            763,312.25              763,312.25           -          763,312.25
  Loss Reimbursement from Reserve Fund                        6,133,240.37            6,133,240.37           -        6,133,240.37
                                                            --------------          --------------     ----------   --------------
      Total                                                    (181,064.63)                   -              -                -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                            --------------
  Ending Balance                                                      -
CLASS A INTEREST SUBORDINATED:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                            --------------
  Ending Balance                                                      -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                            --------------
  Ending Balance                                                      -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                            --------------
  Ending Balance                                                      -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                             650,000,000.00          650,000,000.00           -      650,000,000.00
  Allocations - Current Period                              168,077,752.56          168,077,752.56           -      168,077,752.56
  Allocations - Accelerated Principal Distribution                    -                       -              -                -
  Allocations - Not Disbursed Beginning of Period           481,922,247.44          481,922,247.44           -      481,922,247.44
  Allocations - Not Disbursed End of Period                           -                       -              -                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                              25,476,124.98           25,476,124.98           -       20,637,499.98
  Allocations - Current Period                                4,246,020.83            4,246,020.83           -        3,439,583.33
  Allocations - Not Disbursed Beginning of Period            21,230,104.15           21,230,104.15           -       17,197,916.65
  Allocations - Not Disbursed End of Period                           -                       -              -                -
DUE TO TRUST - CURRENT PERIOD:                                                                -
  Total Deposit to/ (Withdrawal from) Reserve Fund           (5,150,764.34)
  Due To Trust                                              675,476,124.98          675,476,124.98           -      670,637,499.98
                                                            --------------          --------------     ----------   --------------
     Total Due To Trust                                     670,325,360.64          675,476,124.98           -      670,637,499.98
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                              Class A3            Class B                 Transferor Interest
                                                              --------            -------
                                                              Balance             Balance              Interest         Principal
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                               2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                            457,480.52          464,397.75          62,621.01
  Class A1, A2, A3 Notional Interest Accrual Amount            (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                          -
  Interest Accrual for Adjusted Class B Certificate Bal.                           (415,406.25)
  Class B Interest Carryover Shortfall                                                    -
  Servicer's Fee                                                                                        (6,884.72)
  Capped Expenses                                                                                         (829.94)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                      -
  Uncapped Expenses                                                                                          -
                                                                                                   --------------
  Total Unallocated Interest                                                                            54,906.35
  Excess Interest to Transferor                                                                        469,469.42
                                                                                                   --------------
       Net Interest Collections Available                                                              524,375.77

  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                                         (6,896,552.62)

  ACCELERATED PRINCIPAL DISTRIBUTION:                                                                        -
                                                                                                   --------------
  DEPOSIT TO RESERVE FUND:                                                                          (6,372,176.85)
                                                                                                   --------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                 -                      -                         (181,064.63)
  Loss Reimbursement from Transferor                                  -                      -       (763,312.25)
  Loss Reimbursement from Reserve Fund                                -                      -
                                                            --------------          --------------                     -----------
      Total                                                           -                      -                         (181,064.63)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -                   -                                    -
  Allocations - Current Period                                        -                   -
  Allocations - Accelerated Principal Distribution                    -                   -
  Allocations - Not Disbursed Beginning of Period                     -                   -
  Allocations - Not Disbursed End of Period                           -                   -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                               2,346,187.50        2,492,437.50               -
  Allocations - Current Period                                  391,031.25          415,406.25
  Allocations - Not Disbursed Beginning of Period             1,955,156.25        2,077,031.25
  Allocations - Not Disbursed End of Period                           -                   -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                2,346,187.50        2,492,437.50               -                 -
                                                            --------------      --------------     --------------   --------------
     Total Due To Trust                                       2,346,187.50        2,492,437.50               -                 -
----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
      Distribution Date of September 25, 2000 for the Collection Period of
                     August 1, 2000 through August 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                         Certificate Balance             Class A1                 Class A2
                                                        ---------------------            --------                 ---------
                                              Total       Percent       Balance      Percent     Balance      Percent     Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)  1,231,231,519.20
  Discounted Principal Balance           1,231,231,519.20
  Initial Notional/Certificate Balance            -        100.00%  1,206,600,000.00  33.98%  410,000,000.00  53.87%  650,000,000.00
  Percent of ANIV                                                             98.00%                  33.30%                  52.79%
  Certificate Factor                                                       1.0000000               1.0000000               1.0000000
  Notional/Certificate Rate                                                                          6.2000%                 6.3500%
  Target Maturity Date                                                                    September 27, 1999      September 25, 2000
  Servicer Advance                           2,825,418.78
  Servicer Payahead                          1,580,862.05
  Number of Contracts                              56,340
  Weighted Average Lease Rate                   7.66%
  Weighted Average Remaining Term               35.8
  Servicing Fee Percentage                      1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value           322,939,417.98
  Discounted Principal Balance             260,776,917.76
  Notional/Certificate Balance                                        796,600,000.00                   -              650,000,000.00
  Adjusted Notional/Certificate Balance                               314,677,752.56                   -              168,077,752.56
  Percent of ANIV                                                             97.44%                 0.00%                    52.05%
  Certificate Factor                                                       1.0000000                   -                   1.0000000
  Servicer Advances                          1,872,200.94
  Servicer Pay Ahead Balance                 4,822,547.48
  Maturity Advances Outstanding                      -
  Number of Current Contracts                      18,784
  Weighted Average Lease Rate                    7.93%
  Weighted Average Remaining Term                 8.4

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value           254,791,175.20
  Discounted Principal Balance             218,316,022.95
  Notional/Certificate Balance                                        146,600,000.00                 0.00                     (0.00)
  Adjusted Notional/Certificate Balance                               146,600,000.00                 0.00                     (0.00)
  Percent of ANIV                                                              57.54%                0.00%                     0.00%
  Certificate Factor                                                       1.0000000                   -                 (0.0000000)
  Servicer Advances                          1,545,714.50
  Servicer Pay Ahead Balance                 3,474,912.47
  Maturity Advances Outstanding            101,331,986.92
  Number of Current Contracts                      14,713
  Weighted Average Lease Rate                    8.07%
  Weighted Average Remaining Term                 9.6
  Prior Certificate Interest Payment Date   March 27, 2000
  Next Certificate Interest Payment Date  September 25, 2000
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Class A3                         Class B                        Transferor Interest
                                               ---------                       -----------                      -------------------
                                            Percent      Balance            Percent        Balance                      Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance       6.03%     72,750,000.00         6.12%       73,850,000.00               24,631,519.20
  Percent of ANIV                                              5.91%                             6.00%                       2.00%
  Certificate Factor                                       1.0000000                         1.0000000
  Notional/Certificate Rate                                  6.4500%                           6.7500%
  Target Maturity Date                                March 26, 2001                September 25, 2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                         72,750,000.00                     73,850,000.00                8,261,665.42
  Adjusted Notional/Certificate Balance                72,750,000.00                     73,850,000.00                8,261,665.42
  Percent of ANIV                                             22.53%                            22.87%                       2.56%
  Certificate Factor                                       1.0000000                         1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                         72,750,000.00                     73,850,000.00              108,191,175.20
  Adjusted Notional/Certificate Balance                72,750,000.00                     73,850,000.00              108,191,175.20
  Percent of ANIV                                             28.55%                            28.98%                      42.46%
  Certificate Factor                                       1.0000000                         1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                           Vehicles
                                                            --------
Principal Collections                                                             2,853,406.25
Prepayments in Full                                            926               14,550,531.48
                                                               ---
Reallocation Payment                                           34                   572,648.63
                                                               --
Interest Collections                                                              2,740,135.36
Net Liquidation Proceeds and Recoveries                                             895,416.02
Net Liquidation Proceeds - Vehicle Sales                                         42,198,623.15
Non-Recoverable Advances                                                           (292,348.94)
                                                                                 -------------
Total Available                                                                  63,518,411.95
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                                      Amount                          Annual Amount
                                                                                 ----------                        -------------
Total Capped Expenses Paid                                                        32,441.31                         259,530.48
Total Uncapped Expenses Paid                                                           -                                  -
Capped and Uncapped Expenses Due                                                       -                                  -
SERVICER'S FEE DUE:
Servicer's Fee Shortfall Carryforward                                                  -
Servicer's Fee Due Current Period                                                269,116.18
Servicer's Fee Paid                                                              269,116.18
Servicer's Fee Balance Due                                                             -
 SUPPLEMENTAL SERVICER'S FEES                                                     37,144.59
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                                  Vehicles                              Amount
                                                                                   --------                              ------
Beginning Unreinvested Principal Collections                                                                                -
Principal Collections & Liquidated Contracts                                                                                -
Allocation to Subsequent Contracts                                                     0                                    -
                                                                                       -
                                                                                                                         ------
Ending Unreinvested Principal Collections                                                                                   -
-----------------------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Robert Woodie
----------------------------------------
Robert Woodie, National Treasury Manager


                                    Page 3